                                                    MARCH 23, 1998 SUPPLEMENT TO
                                                PROSPECTUSES DATED JULY 24, 1997


                                TRAVELERS ACCESS

THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUSES DATED JULY 24, 1997 FOR THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES AND FOR THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES.

Effective March 23, 1998, five new funding options are being offered under the Contracts. Current information relating to the Portfolios is provided below. Additional information is contained in the accompanying fund prospectuses.

FEE TABLE INFORMATION:

                                                                                           Total Underlying
                                                 Management Fee     Other Expenses           Fund Expenses
                                                 --------------     --------------         ----------------
Dreyfus Capital Appreciation Portfolio               0.75%              0.09%                    0.84%
Dreyfus Small Cap Portfolio                          0.75%              0.04%                    0.79%
MFS Research Portfolio                               0.80%              0.20% 1,2                1.00%
MFS Mid Cap Growth Portfolio                         0.80%              0.20% 1,2                1.00%
Salomon Brothers Investors Fund                      0.70%              0.30% 1,3                1.00%


(1) As of the date of this supplement, these funds had not yet commenced operations. Therefore, the amounts set forth for "Other Expenses" are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

(2) Expenses reflect a voluntary reimbursement arrangement by Travelers to reimburse the Portfolios for the amount by which their aggregate expenses exceed 1.00%. These expenses have been illustrated at a limit which the Portfolios' adviser believes to be in line with the actual projected expenses of the Portfolios.

(3) Expenses reflect the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending December 31, 1998 on the total operating expenses of the Fund to 1.00%. Absent such agreement, the ratio of other expenses and total operating expenses to the Fund's average daily net assets would be 1.91% and 2.61%, respectively.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Assuming a 5% annual return on assets (and contract charge as 0.14%), a $1,000 investment would be subject to the following expenses, whether the contract has been surrendered, annuitized or if no withdrawals have been made:

----------------------------------------------------------------------------------------------------
                                              1 YEAR         3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation Portfolio         $23            $70             $121            $259
Dreyfus Small Cap Portfolio                     22             69              118             254
MFS Research Portfolio                          24             75              129             275
MFS Mid Cap Growth Portfolio                    24             75              129             275
Salomon Brothers Investors Fund                 24             75              129             275
----------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND INVESTMENT ADVISER INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INVESTMENT
                FUNDING OPTION                               INVESTMENT OBJECTIVE                   ADVISER/SUBADIVSER
-------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio of the          Seeks primarily to provide long-term capital    The Dreyfus Corporation
 Dreyfus Variable Investment Fund               growth consistent with the preservation of      Subadviser: Fayez Sarofim & Co.
                                                capital through investments mostly the common
                                                stocks of domestic and foreign issuers.
                                                Current income is a secondary investment
                                                objective.
-------------------------------------------------------------------------------------------------------------------------------
 Small Cap Portfolio of the Dreyfus Variable    Seeks to maximize capital appreciation.         The Dreyfus Corporation
 Investment Fund
-------------------------------------------------------------------------------------------------------------------------------
 MFS Research Portfolio of The Travelers        Seeks to provide long-term growth of capital    Travelers Asset Management
 Series Trust                                   and future income.                              International Corporation
                                                                                                ("TAMIC")
                                                                                                Subadviser: Massachusetts
                                                                                                Financial Services Company
                                                                                                ("MFS")
-------------------------------------------------------------------------------------------------------------------------------
 MFS Mid Cap Growth Portfolio of The            Seeks to obtain long-term growth of capital by  TAMIC
 Travelers Series Trust                         investing at least 65% of its total assets in   Subadviser: MFS
                                                equity securities of companies with medium
                                                market capitalization which the investment
                                                adviser believes have above-average growth
                                                potential.
-------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Investors Fund of the         Seeks long-term growth of capital. Current      Salomon Brothers
 Salomon Brothers Variable Series Funds, Inc.   income is a secondary objective.                Asset Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
L-21192A                                                                                                                   3/98